                                                                   Exhibit 10.30


                                                                  EXECUTION COPY

                            1995 AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT

      This Agreement is made this 19th day of April, 1995, by and among SCRIPTGEN Pharmaceuticals, Inc., a Delaware corporation (the "Company") with its principal place of business at 200 Boston Avenue Medford, Massachusetts 02155, each of the individuals severally listed on Schedule I hereto (collectively, the "Existing Stockholders" and individually, an "Existing Stockholder"), each of the individuals severally listed on Schedule IA hereto (collectively, the "New Employee Stockholders", and individually a "New Employee Stockholder"), each of the individuals and entities severally listed on Schedule II hereto (collectively, the "Series A Purchasers" and individually, a "Series A Purchaser"), each of individuals and entities severally listed on Schedule III hereto (collectively, the "Original Series B Purchasers", and individually an "Original Series B Purchaser"), each of individuals and entities that become party to this Agreement pursuant to Section 6(a) hereof (colletively, the "Subsequent Series B Purchasers", and individually a "Subsequent Series B Purchaser"; the Original Series B Purchasers and Subsequent Series B Purchasers are referred to herein colletively as the "Series B Purchasers", and individually a "Series B Purchaser"; the Series A Purchasers and Series B Purchasers are referred to herein collectively as the "Preferred Stock Purchasers", and individually as a "Preferred Stock Purchaser"), and such subsequent individuals and entities that become holders of the Company's securities as become party to this Agreement pursuant to Section 6(b) hereof (collectively, the "Subsequent Stockholders", and individually a "Subsequent Stockholder"; the Subsequent Stockholders, the Preferred Stock Purchasers, the Existing Stockholders and the New Employee Stockholders are referred to herein collectively as the "Stockholders", and individually as a "Stockholder").

                               W I T N E S S E T H

      WHEREAS, the Company, the Existing Stockholders and the Series A Purchasers are party to a Stockholders' Agreement dated September 16, 1993 (the "Original Stockholders' Agreement");

      WHEREAS, simultaneous with the execution of this Agreement, the Company and certain of the Preferred Stock Purchasers are entering into a Series B Stock Purchase Agreement, dated the date hereof (the "Series B Purchase Agreement"), pursuant to which certain of the Preferred Stock Purchasers are purchasing certain securities of the Company, which purchase will inure to the benefit of the Series A Purchasers, the Existing Stockholders and the New Employee Stockholders; and

      WHEREAS, the execution of this Agreement is a condition precedent to the execution of the Series B Purchase Agreement; and

      WHEREAS, the Series A Purchasers and the Existing Stockholders are desirous of amending and restating the Original Stockholders' Agreement, and the New Employee Stockholders and the Series B Purchasers wish to be joined as parties to such Agreement as so amended and restated, in each case in order to provide for certain agreements among the Company's stockholders and optionholders with respect to the election of the Company's directors and restrictions with respect to the resale by the Stockholders of shares of the Company's Common Stock, $.01 per value (the "Common Stock") owned by or which may hereinafter be acquired by any of them (the "Securities"); and

      WHEREAS, the Existing Stockholders and the New Employee Stockholders own or have options or other rights to purchase shares of Common Stock.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree that the Original Stockholders' Agreement shall be, and hereby is, amended and restated to read in its entirety as set forth below, and the New Employee Stockholders and the Series B Purchasers shall be, and hereby are, joined as parties to this Agreement, and the parties hereby further agree as follows:

                                    ARTICLE I

             ELECTION OF DIRECTORS; REQUIREMENT FOR CERTAIN ACTIONS

1.    Election; Removal.

      (a) The Stockholders will vote their respective shares of capital stock of the Company (whether now owned or hereafter acquired), and take all other actions necessary to maintain the number of Directors comprising the Company's Board of Directors (the "Board") at five (5).

      (b) At any and all meetings (including any written action in lieu of a meeting) of stockholders of the Company at which directors are to be elected, each Stockholder shall vote all of the capital stock of the Company held by such Stockholder, whether now owned or hereafter acquired, to elect to the Board (i) two (2) designees of a majority in interest of the Series A Purchasers, (ii) one
(1) designee of Peter S. Kim ("Kim") and Michael R. Green ("Green") jointly, which designee shall be selected by Kim and Green, with the advice and approval of Allan Ferguson, Barry Weinberg, Thomas A. Bologna and Jason Fisherman (or their respective successors on the Board), such approval not to be unreasonably withheld, (iii) one (1) designee of a majority in interest of the Advent Series B Purchasers (as defined below), and (iv) the Chief Executive Officer of the Company then in office. At any time prior to any meeting (or written action in lieu of a meeting) of the stockholders of the Company at or by which Directors are to be elected, the Stockholders having the right to designate a Director or Directors for election to the Board shall notify the other Stockholders of its designee(s), but in the absence of any such notification it shall be presumed that the incumbent designees have been redesignated.

      (c) In the event any Director designated for election to the Board pursuant to (b) (i), (ii) or (iii) above dies, resigns, is removed or otherwise ceases to serve as a member of the Board, the

Company shall give notice thereof, as appropriate, to the Stockholders that designated such Director to designate a successor and notify the Company of such designee's selection. If a vacancy on the Board is filled in the interim by the remaining Directors with a Director who is not the successor designated by the Stockholders having the right to designate such successor, each Stockholder agrees to cast his, her or its votes for, or give his, her or its written consent to, the removal of such Director at any time upon receipt of instructions in writing to such effect, signed in the appropriate instance by a majority in interest of the Stockholders having the right to designate such successor.

      (d) Each Stockholder agrees to vote his, her or its capital stock for, or give his, her or its written consent to, the removal of a Director on the Board at any time upon receipt of instructions in writing to such effect, signed by a majority in interest of the Stockholders that designated such Director for election to the Board.

      (e) The "Advent Series B Purchasers" are Rovent II Limited Partnership, Golden Gate Development and Investment Limited Partnership, and Advent International Investors II Limited Partnership.

      (f) Subject to earlier termination pursuant to Section 3 below, (a) the right of the Series A Purchasers to designate two (2) Directors shall terminate in the event no Series A Purchaser owns at least 50% of the aggregate of the Series A Preferred Stock and Series B Preferred Stock originally issued to such Series A Purchaser by the Company, and (b) the right of the Advent Series B Purchasers to designate one (1) Director will terminate in the event no Advent Series B Purchaser owns at least 50% of the Series B Preferred Stock originally issued to such Advent Series B Purchasers by the Company. In the event the rights of both the Series A Purchasers and Advent Series B Purchasers have terminated pursuant to (a) and (b) above, the provisions of this Section 1.1 shall terminate in its entirety.

1.1. Initial Designees. The initial designees of the Series A Purchasers to the Board are Barry Weinberg and Allan Ferguson. The initial designee of Kim and Green to the Board is David Baltimore, and the initial designee of the Advent Series B Purchasers to the Board is Jason Fisherman.

                                   ARTICLE II

                               SALE OF SECURITIES

2.    Sale of Securities.

            (a) No Stockholder shall either, directly or indirectly, sell, assign, mortgage, transfer, pledge, create a security interest in or lien upon, encumber, give, place in trust, hypothecate, or otherwise in any manner voluntarily or involuntarily dispose of (hereinafter "Transfer"), any or all of his, her or its Securities, now owned or hereafter acquired, unless such Stockholder (in such capacity, the "Offeror") shall first offer to Transfer any or all of his, her or its Securities to all the

Preferred Stock Purchasers (in such capacity, such Preferred Stock Purchasers are referred to as the "Offerees"), in their respective proportionate shares (as defined below). In the event any Offerer proposes to Transfer Securities, he, she or it shall give the Offerees written notice of his, her or its intention, describing the type of Securities, the price and the general terms upon which the Offerer proposes to Transfer the same. Each Offeree shall have thirty (30) days from the date such notice is given to agree to have Transferred to him, her or it any or all of such Securities up to such Offeree's proportionate share, for the price and upon the general terms specified in the notice by giving written notice to the Offeror and stating the quantity of Securities such Offeree desires to have Transferred to him, her or it. As used in this Section 2(a), and except as otherwise provided, the term "proportionate share" shall mean, with respect to each Offeree who is entitled to receive the particular offer, the total number of Securities proposed to be Transferred, multiplied by a fraction, the numerator of which shall be the sum of (i) the total number of shares of Common Stock owned by such Offeree and (ii) the total number of shares of Common Stock into which the shares of Preferred Stock and other convertible securities of the Company held by such Offeree are then convertible, and the denominator of which shall be the sum of (i) the total number of shares of Common Stock owned by all Offerees and (ii) the total number of shares of Common Stock into which the shares of Preferred Stock and other convertible securities of the Company held by all Offerees are then convertible;

            (b) Each Offeree shall have a right of over-allotment such that if any Offeree fails to exercise such Offeree's right hereunder to have Transferred to him, her or it such Offeree's full proportionate share of the Securities proposed to be Transferred (in such capacity, an "Incomplete Purchaser" and collectively, the "Incomplete Purchasers"), the Offerees exercising their right to have Transferred to them their full respective proportionate share of such Securities (in such capacity, collectively, the "Complete Purchasers" and individually, a "Complete Purchaser") may have Transferred to them the portion of such Securities which has not been Transferred to the Incomplete Purchasers as hereinafter provided. Each Complete Purchaser shall have fifteen (15) days from the date notice is given by the Offerer to the Complete Purchasers that the Incomplete Purchaser(s) have rejected or failed to accept their right to have Transferred to them their proportionate share of Securities, to agree to have Transferred to such Complete Purchaser up to such Complete Purchaser's proportionate share of such Securities not Transferred to the Incomplete Purchaser(s). Notwithstanding anything in Section 2(a) to the contrary, as used in this Section 2(b) with respect to the Complete Purchasers only, each Complete Purchaser's "proportionate share" shall be calculated by excluding from the denominator of the fraction the total number of shares of Common Stock of all Incomplete Purchasers and the total number of shares of Common Stock into which the shares of all such Incomplete Purchasers' Preferred Stock and other convertible securities of the Company are convertible;

            (c) In the event the Offerees fail to exercise their rights pursuant to paragraphs (a) and (b) above within said forty-five (45) day period for the full amount of Securities proposed to be Transferred, the Offerer shall have sixty (60) days thereafter to Transfer the Securities with respect to which the Offerees' options were not exercised, at a price and upon general terms no more favorable to the transferees thereof than specified in the Offerer's notice to the Offerees. In the event the Offeror has not Transferred the Securities within said 60-day period, he, she or it shall not thereafter Transfer any Securities without first offering such Securities to the Offerees in the manner provided above;

            (d) Notwithstanding anything to the contrary contained herein, the procedures specified in this Section 2 shall not be applicable to a Transfer by
(i) a Stockholder to a Permitted Transferee (as defined below) of such Stockholder, if such Permitted Transferee agrees in writing with the parties hereto to be bound by and comply with all provisions of this Agreement applicable to the individual or entity Transferring the Securities immediately prior to such Transfer, (ii) a Preferred Stock Purchaser to any or all of the partners (general and/or limited) of such Preferred Stock Purchaser in which event such Securities or Preferred Securities shall no longer be subject to this Agreement as provided in Section 3 below, or (iii) to the Company pursuant to any repurchase agreement, right of first refusal or other right on the part of the Company to acquire Securities (provided that this sub-section (iii) shall not be deemed to authorize the Company to repurchase any Securities if otherwise prohibited). For purposes of this Section 2(d), a "Permitted Transferee" shall mean (i) in the case of a Stockholder that is an individual, the spouse or immediate family member of such individual, a trust for the benefit of such individual, spouse or immediate family member or any partnership, corporation or other entity wholly-owned by such individual, and (ii) in the case of a Stockholder that is a partnership, any of its partners (general and/or limited), employees or affiliates and any partnership, corporation or other entity controlled by or under common control with such partnership or the partners thereof;

            (e) If any Transfer or attempted Transfer of the Securities is made contrary to the provisions of this Section 2, each Preferred Stock Purchaser shall have the right, in addition to any other legal or equitable remedies which it may have, to enforce its rights hereunder by an action for specific performance; the parties hereto recognize the rights set forth herein as unique, the violation of which cannot be remedied by an award of monetary damages.

3. Termination. Except as otherwise provided herein, this Agreement and the provisions hereof shall terminate on the earlier of (i) the closing of a Qualified Public Offering (as defined below), or (ii) the liquidation, dissolution or indefinite cessation of the business operations of the Company. In addition, notwithstanding anything to the contrary contained herein, any Securities Transferred or proposed to be Transferred by a Preferred Stock Purchaser to any or all of the partners (general and/or limited) of such Preferred Stock Purchaser shall no longer be subject to the terms and conditions of this Agreement. For purposes of this Agreement, a "Qualified Public Offering" shall mean a firm commitment underwritten registered public offering of the Common Stock of the Company registered under the Securities Act of 1933, as amended (the "Securities Act") in which (i) the per share public offering price is not less than $5.00, and (ii) the net proceeds to the Company are at least $10,000,000.

4. Legend. Each certificate representing any capital stock of the Company held by a Stockholder, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws or by any agreement pursuant to which such certificate was issued by the Company):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CERTAIN OBLIGATIONS WITH RESPECT TO THE ELECTION OF DIRECTORS OF THE COMPANY SPECIFIED IN THE 1995 AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, DATED APRIL 19, 1995, AMONG SCRIPTGEN PHARMACEUTICALS, INC. AND THE INDIVIDUALS AND ENTITIES NAMED THEREIN.

5. Separability. The invalidity or unenforceability of any provisions of this Agreement shall not be deemed to affect the validity or enforceability of any other provision of this Agreement.

6.    Additional Parties.

      (a) Any person or entity that, pursuant to the terms of the Series B Purchase Agreement, purchases shares of the Company's Series B Preferred Stock, $.01 par value per share (the "Series B Preferred Stock"), at a "Subsequent Closing" (as that term is defined in the Series B Purchase Agreement) shall be required, as a condition to such purchase, to become a party to this Agreement by executing this Agreement or a counterpart, whereby such person or entity agrees to be bound as a "Subsequent Series B Purchaser" by all of the terms of this Agreement, as this Agreement may be amended from time to time in accordance with its terms, and thereafter such person or entity shall have all the rights of a "Subsequent Series B Purchaser".

      (b) Any Permitted Transferee and, any person or entity (other then the "Subsequent Series B Purchasers") after the date hereof, that becomes the owner or holder of (i) any capital stock of the Company, or (ii) any other security of the Company exercisable for, or convertible into, capital stock of the Company, shall be required, as a condition to such ownership or holding, to become a party to this Agreement by executing this Agreement or a counterpart, whereby such Permitted Transferee, person, or entity agrees to be bound as a "Subsequent Stockholder" by all of the terms of this Agreement, as this Agreement may be amended from time to time in accordance with its terms, and thereafter such Permitted Transferee, person or entity shall have all the rights and obligations of a Subsequent Stockholder hereunder. The foregoing provisions of this Section 6 shall not apply to any securities transferred by a Preferred Stock Purchaser in accordance with the second sentence of Section 3 above.

7. Miscellaneous. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective transferees, successors and assigns of the parties hereto, whether so expressed or not. This Agreement is deemed to have been consummated in The Commonwealth of Massachusetts and is to be governed by and interpreted under the laws of Massachusetts, without giving effect to the principles of conflicts of laws thereof.

      Each party hereto agrees that this Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement may be amended or modified, and compliance with any provision or condition of this Agreement may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) upon the written consent of (i) a 85% interest of the Preferred Stock Purchasers, and (ii) a 50% interest of the Existing Stockholders, the New Employee Stockholders, and the Subsequent Stockholders collectively (each interest to be calculated on a fully diluted basis, assuming conversion or exercise of the Company's outstanding securities held by the Stockholders that are convertible into, or exercisable for, Common Stock); provided that Article I and Section 7 of this Agreement may not be amended or modified without the written consent of each of the Preferred Stock Purchasers. No consent shall be required from any Stockholder which no longer holds any Common Stock or any securities of the Company convertible into or exercisable for Common Stock. No waiver of any provision of this Agreement shall be valid unless it is expressed in a written instrument duly executed by the party or parties making such waiver. The failure of any party to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term, covenant or condition but the obligation of any party with respect thereto shall continue in full force and effect.

      The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

      Each Stockholder shall execute and deliver such other agreements and instruments as from time to time are necessary to effect the intent and purpose of this Agreement. The Stockholders agree to take all steps to cause the By-Laws of the Company to be amended to effect the intent and purpose of this Agreement.

      All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed given when deposited in the United States mails, registered or certified, postage prepaid and return receipt requested, or when delivered personally or by overnight courier, addressed (i) to the Company, at the address set forth at the beginning of this Agreement, (ii) to the Stockholder to whom such notice, request, consent or other communication is directed at such Stockholder's address on file with the Company (which addresses the Company shall provide to any Stockholder upon request).

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      The headings of the sections of this Agreement have been inserted for the convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

                     [Rest of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the undersigned have set their hands as of the above date.

                                           SCRIPTGEN PHARMACEUTICALS, INC.


                                           By: /s/ Thomas A. Bologna
                                              ----------------------------------
                                           Thomas A. Bologna, President

                                           CW VENTURES II, L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                           ACCEL IV L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                           ACCEL JAPAN L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                           ACCEL KEIRETSU L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

      IN WITNESS WHEREOF, the undersigned have set their hands as of the above date.

                                           SCRIPTGEN PHARMACEUTICALS, INC.


                                           By:
                                              ----------------------------------
                                           Thomas A. Bologna, President

                                           CW VENTURES II, L.P.
                                           By CW Partners III, L.P.


                                           By: /s/ Barry Weinberg
                                              ----------------------------------
                                           Print Name: Barry Weinberg
                                                      --------------------------
                                           Title: General Partner
                                                 -------------------------------

                                           ACCEL IV L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                           ACCEL JAPAN L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                           ACCEL KEIRETSU L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

      IN WITNESS WHEREOF, the undersigned have set their hands as of the above date.

                                           SCRIPTGEN PHARMACEUTICALS, INC.


                                           By:
                                              ----------------------------------
                                           Thomas A. Bologna, President

                                           CW VENTURES II, L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                           ACCEL IV L.P.


                                           By: /s/ Luke Evnin
                                              ----------------------------------
                                           Print Name: Luke Evnin
                                                      --------------------------
                                           Title: General Partner
                                                 -------------------------------

                                           ACCEL JAPAN L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                           ACCEL KEIRETSU L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

      IN WITNESS WHEREOF, the undersigned have set their hands as of the above date.

                                           SCRIPTGEN PHARMACEUTICALS, INC.


                                           By:
                                              ----------------------------------
                                           Thomas A. Bologna, President

                                           CW VENTURES II, L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                           ACCEL IV L.P.


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                                    ACCEL JAPAN L.P.
                                           BY: ACCEL JAPAN ASSOCIATES L.P.
                                                  ITS GENERAL PARTNER


                                                  BY: /s/ G. Carter Sednaoui
                                              ------------------------------
                                                    GENERAL PARTNER

                                                  ACCEL KEIRETSU L.P.
                                           BY: ACCEL PARTNERS & CO., INC.
                                                 ITS GENERAL PARTNER


                                                  BY: /s/ G. Carter Sednaoui
                                              -------------------------------

                                                ACCEL INVESTORS '93 L.P.


                                          BY: /s/ Arthur C. Patterson
                                             -----------------------------------
                                                GENERAL PARTNER


                                                Ellmore C. Patterson Partners


                                                By: /s/ Arthur C. Patterson
                                                   -----------------------------
                                                   Arthur C. Patterson
                                                   General Partner


                                    PROSPER PARTNERS


                                    By: /s/ G. Carter Sednaoui
                                       -----------------------------------------
                                    Print Name: G. CARTER SEDNAOUI
                                               ---------------------------------
                                    Title: ATTORNEY-IN-FACT
                                          --------------------------------------

                                    ATLAS VENTURE FUND II, L.P.


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    NEW ENTERPRISE ASSOCIATES 5


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    ACCEL INVESTORS '93 L.P.


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------



                                    ELLMORE C. PATTERSON PARTNERS


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    PROSPER PARTNERS


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                     ATLAS VENTURE FUND II, L.P.
                                     by Atlas Venture Associates II, L.P., its
                                                                 general partner


                                    By: /s/ Allan R. Ferguson
                                       -----------------------------------------
                                    Print Name: Allan R. Ferguson
                                               ---------------------------------
                                    Title: General Partner
                                          --------------------------------------


                                    NEW ENTERPRISE ASSOCIATES 5

                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    ACCEL INVESTORS '93 L.P.


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    ELLMORE C. PATTERSON PARTNERS


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    PROSPER PARTNERS


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    ATLAS VENTURE FUND II, L.P.


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    NEW ENTERPRISE ASSOCIATES 5


                                    By: /s/ Nancy Dorman
                                       -----------------------------------------
                                    Print Name: Nancy Dorman
                                               ---------------------------------
                                    Title: General Partner
                                          --------------------------------------

                                     VENROCK ASSOCIATES


                                    By: /s/ Anthony B. Evnin
                                       -----------------------------------------
                                    Print Name: Anthony B. Evnin
                                               ---------------------------------
                                    Title: General Partner
                                          --------------------------------------

                                    GOLDEN GATE DEVELOPMENT AND
                                    INVESTMENT LIMITED PARTNERSHIP


                                    By: Advent International Limited
                                         Partnership, its General Partner


                                    By: Advent International Corporation,
                                         its General Partner


                                    By:
                                       -----------------------------------------
                                       Jason S. Fisherman, Senior Investment
                                          Manager

                                    ROVENT II LIMITED PARTNERSHIP

                                    By: Advent International Limited
                                         Partnership, its General Partner

                                    By: Advent International Corporation,
                                         its General Partner


                                    By:
                                       -----------------------------------------
                                       Jason S. Fisherman, Senior Investment
                                          Manager

                                    ROVENT II LIMITED PARTNERSHIP


                                    By: Advent International Limited
                                         Partnership, its General Partner


                                    By: Advent International Corporation,
                                         its General Partner


                                    By: /s/ J. S. Fisherman
                                       -----------------------------------------
                                       Jason S. Fisherman, Senior Investment
                                          Manager


                                    GOLDEN GATE DEVELOPMENT AND
                                    INVESTMENT LIMITED PARTNERSHIP


                                    By: Advent International Limited
                                         Partnership, its General Partner


                                    By: Advent International Corporation,
                                         its General Partner


                                    By: /s/ J. S. Fisherman
                                       -----------------------------------------
                                       Jason S. Fisherman, Senior Investment
                                          Manager

                                    SCRIPT PARTNERS LIMITED PARTNERSHIP

                                    By: Medical Portfolio Management, Inc.,
                                        General Partner

                                    By:
                                       -----------------------------------------

                                    SCRIPT PARTNERS LIMITED PARTNERSHIP


                                    By: /s/ Ansbert S. Gadicke
                                       -----------------------------------------
                                    Print Name: Ansbert S. Gadicke
                                               ---------------------------------
                                    Title: PRESIDENT
                                          --------------------------------------

                                    ADVENT INTERNATIONAL INVESTORS
                                    II LIMITED PARTNERSHIP


                                    By: Advent International Corporation,
                                         its General Partner


                                    By:
                                       -----------------------------------------
                                       Jason S. Fisherman, Senior Investment
                                          Manager


                                    --------------------------------------------
                                    Barry Weinberg


                                    --------------------------------------------
                                    Thomas A. Bologna


                                    --------------------------------------------
                                    Michael Green


                                    --------------------------------------------
                                    Peter Kim

                                    ADVENT INTERNATIONAL INVESTORS
                                    II LIMITED PARTNERSHIP


                                    By: Advent International Corporation,
                                         its General Partner



                                    By: /s/ J. S. Fisherman
                                       -----------------------------------------
                                       Jason S. Fisherman, Senior Investment
                                          Manager


                                    --------------------------------------------
                                    Barry Weinberg


                                    --------------------------------------------
                                    Thomas A. Bologna


                                    --------------------------------------------
                                    Michael Green


                                    --------------------------------------------
                                    Peter Kim

                                    SCRIPT PARTNERS LIMITED PARTNERSHIP


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------


                                    ADVENT INTERNATIONAL INVESTORS
                                    II LIMITED PARTNERSHIP

                                    By: Advent International Corporation,
                                        its General Partner


                                    By:
                                       -----------------------------------------
                                       Jason S. Fisherman, Senior Investment
                                          Manager


                                    /s/ Barry Weinberg
                                    --------------------------------------------
                                    Barry Weinberg


                                    --------------------------------------------
                                    Thomas A. Bologna


                                    --------------------------------------------
                                    Michael Green


                                    --------------------------------------------
                                    Peter Kim

                                    SCRIPT PARTNERS LIMITED PARTNERSHIP


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------


                                    ADVENT INTERNATIONAL INVESTORS
                                    II LIMITED PARTNERSHIP

                                    By: Advent International Corporation,
                                        its General Partner


                                    By:
                                       -----------------------------------------
                                       Jason S. Fisherman, Senior Investment
                                          Manager


                                    --------------------------------------------
                                    Barry Weinberg


                                    /s/ Thomas A. Bologna
                                    --------------------------------------------
                                    Thomas A. Bologna


                                    --------------------------------------------
                                    Michael Green


                                    --------------------------------------------
                                    Peter Kim

                                    SCRIPT PARTNERS LIMITED PARTNERSHIP


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------


                                    ADVENT INTERNATIONAL INVESTORS
                                    II LIMITED PARTNERSHIP

                                    By: Advent International Corporation,
                                        its General Partner


                                    By:
                                       -----------------------------------------
                                       Jason S. Fisherman, Senior Investment
                                          Manager


                                    --------------------------------------------
                                    Barry Weinberg


                                    --------------------------------------------
                                    Thomas A. Bologna


                                    /s/ Michael Green
                                    --------------------------------------------
                                    Michael Green


                                    --------------------------------------------
                                    Peter Kim

                                    SCRIPT PARTNERS LIMITED PARTNERSHIP


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------


                                    ADVENT INTERNATIONAL INVESTORS
                                    II LIMITED PARTNERSHIP

                                    By: Advent International Corporation,
                                        its General Partner


                                    By:
                                       -----------------------------------------
                                       Jason S. Fisherman, Senior Investment
                                          Manager


                                    --------------------------------------------
                                    Barry Weinberg


                                    --------------------------------------------
                                    Thomas A. Bologna


                                    --------------------------------------------
                                    Michael Green


                                    /s/ Peter S. Kim
                                    --------------------------------------------
                                    Peter Kim

                                    ---------------------------
                                    Raksha Acharya


                                    ---------------------------
                                    Barbara Brooks


                                    ---------------------------
                                    Julianne Bryan-Rhadfi


                                    ---------------------------
                                    Dr. Gary R. Gustafson


                                    ---------------------------
                                    Dr. Karen A. Hamlin


                                    ---------------------------
                                    Dr. Kelvin Lam


                                    ---------------------------
                                    Dr. James Lillie


                                    ---------------------------
                                    Maureen McCaffrey


                                    ---------------------------
                                    Joseph F.X. McGuirl


                                    ---------------------------
                                    Andrew Pakula


                                    ---------------------------
                                    David G. Powers

                                    ---------------------------
                                    Karen Silber


                                    ---------------------------
                                    Matthew Tomlinson


                                    ---------------------------
                                    Michael R. Green


                                    /s/ Peter S. Kim
                                    ---------------------------
                                    Peter S. Kim


                                    ---------------------------
                                    Thomas Alber


                                    ---------------------------
                                    James Bowie


                                    ---------------------------
                                    Michael Carey


                                    ---------------------------
                                    Fred E. Cohen


                                    ---------------------------
                                    Carol Prives


                                    ---------------------------
                                    Robert T. Sauer


                                    ---------------------------
                                    Kevin Struhl

                                    ---------------------------
                                    Karen Silber


                                    ---------------------------
                                    Matthew Tomlinson


                                    ---------------------------
                                    Michael R. Green


                                    ---------------------------
                                    Peter S. Kim


                                    ---------------------------
                                    Thomas Alber


                                    ---------------------------
                                    James Bowie


                                    ---------------------------
                                    Michael Carey


                                    ---------------------------
                                    Fred E. Cohen


                                    ---------------------------
                                    Carol Prives


                                    ---------------------------
                                    Robert T. Sauer


                                    ---------------------------
                                    Kevin Struhl

                                    ---------------------------
                                    Jamie Williamson


                                    ---------------------------
                                    Maria Zapp

                                                                      SCHEDULE I
                                                                to Stockholders'
                                                                       Agreement



Ms. Raksha Acharya


Thomas A. Bologna


Barbara Brooks


Julianne Bryan-Rhadfi


Gary R. Gustafson


Karen A. Hamlin


Kelvin Lam


James Lillie


Maureen McCaffrey


Joseph F.X. McGuirl


Andrew Pakula

David G. Powers


Karen Silber


Matthew Tomlinson


Michael R. Green


Dr. Peter S. Kim


Thomas Alber


James Bowie


Michael Carey


Fred E. Cohen


Carol Prives


Robert T. Sauer


Kevin Struhl

Dr. Jamie Williamson


Dr. Maria Zapp

                                  SCHEDULE II

                          List of Series A Purchasers


       Name
       ----


CW Ventures II, L.P.
and Barry Weinberg

Atlas Venture Fund II, L.P.

Accel IV L.P.

Accel Japan L.P.

Accel Keiretsu L.P.

Accel Investors '93 L.P.

Prosper Partners

Ellmore C. Patterson Partners

New Enterprises Associates 5

Venrock Associates

Thomas A. Bologna

                                  SCHEDULE III

                           List of Series B Purchasers


Rovent II Limited Partnership

Golden Gate Development and Investment
Limited Partnership

Advent International Investors II Limited
Partnership

Script Partners Limited Partnership

      The undersigned hereby agrees to be bound as a "Subsequent Stockholder" by all of the terms and conditions of the 1995 Amended and Restated Stockholders' Agreement dated as of April __, 1995 among Scriptgen Pharmaceuticals, Inc. and the other parties named therein, as such agreement may have been amended or modified from time to time in accordance with its terms.

                                          SUBSEQUENT STOCKHOLDER
                                          Name:


                                          By
                                            --------------------------------
                                          Print Name:
                                                     -----------------------
                                          Title:
                                                ----------------------------



      The undersigned hereby agrees to be bound as a "Series B Purchaser" by all of the terms and conditions of the 1995 Amended and Restated Stockholders' Agreement dated as of April __, 1995 among Scriptgen Pharmaceuticals, Inc. and the other parties named therein, as such agreement may have been amended or modified from time to time in accordance with its terms.

                                          SUBSEQUENT SERIES B PURCHASER
                                          Name:


                                          By
                                            --------------------------------
                                          Print Name:
                                                     -----------------------
                                          Title:
                                                ----------------------------

                                      -2-